                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris II Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2001, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 2, 2001, relating to the financial statements of Variable Separate Account (Portion Relating to the Polaris II Variable Annuity). We consent to the incorporation by reference of our reports into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




         PricewaterhouseCoopers LLP
         Los Angeles, California
         September 26, 2001